UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  March 8, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

     Bermuda                      1-286-2                        22-3802649
(State or Other           (Commission File Number)             (IRS Employer
Jurisdiction of                                             Identification No.)
 Incorporation)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   OTHER EVENTS

          On March 8, 2002, Foster Wheeler Ltd. issued a press release with respect to two of its financing facilities. The first, second and third paragraphs of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements:

               None.

(b)       Pro Forma Financial Information:

               None.

(c)       Exhibits:

               The following exhibit is filed or furnished as part of this Report to the extent described in Items 5 and 9.

               99.1 Press Release dated March 8, 2002.

Item 9.   REGULATION FD DISCLOSURE

          The fourth paragraph appearing in Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FOSTER WHEELER LTD.


DATE:  March 8, 2002                           By:   /s/ Gilles A. Renaud
                                                  ------------------------------
                                                  Gilles A. Renaud
                                                  Senior Vice President and
                                                  Chief Financial Officer